John Hancock Variable Insurance Trust (the “Trust”)
Supplement dated December 13, 2018 to the current

Prospectus (the “Prospectus”), as may be supplemented

Effective immediately, the address of all series of the Trust (the “funds”), John Hancock Investment Management Services, LLC, and John Hancock Distributors, LLC is changing to 200 Berkeley Street, Boston, MA 02116. Accordingly, all references to 601 Congress Street, Boston, MA 02210 in the Prospectus are changed to the new address.

Equity Income Trust (the “fund”)

The information found under “Fees and expenses” and “Expense example” in the Fund summary is amended and restated as follows to reflect the new advisory fee schedule, which became effective as of October 1, 2018:

Fees and expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The fees and expenses do not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did.

Annual fund operating expenses (%) (expenses that you pay each year as a percentage of the value of your investment)	Series I	Series II	Series NAV
Management fee[1]	0.70	0.70	0.70
Distribution and service (Rule 12b-1) fees	0.05	0.25	0.00
Other expenses	0.05	0.05	0.05
Total annual fund operating expenses	0.80	1.00	0.75

1 "Management fee" has been restated to reflect the contractual management fee schedule effective October 1, 2018.

Expense example

The examples are intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The examples assume that $10,000 is invested in the fund for the periods indicated and then all shares are redeemed at the end of those periods. The examples also assume that the investment has a 5% return each year and that the fund's operating expenses remain the same. The expense example does not reflect fees and expenses of any variable insurance contract that may use the fund as its underlying investment option and would be higher if they did. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expenses ($)	Series I	Series II	Series NAV
1 year	82	102	77
3 years	255	318	240
5 years	444	552	417
10 years	990	1,225	930

In addition, the advisory fee schedule for the fund, as shown in “Appendix A Schedule of Management Fees,” is revised and restated as follows:

0.800% first $100 million;

0.775% next $100 million *;

1

0.750% next $300 million **;

0.725% next $500 million ***;

0.725% next $500 million ****; and

0.700% excess over $1.5 billion.†

(Aggregate Net Assets include the net assets of the fund and Equity Income Fund, a series of John Hancock Funds II (“JHF II”)).

* When Aggregate Net Assets exceed $200 million on any day, the annual rate of advisory fee for that day is 0.775% on the first $200 million of Aggregate Net Assets.

** When Aggregate Net Assets exceed $500 million on any day, the annual rate of advisory fee for that day is 0.750% on the first $500 million of Aggregate Net Assets and 0.725% on the amount above $500 million.

*** When Aggregate Net Assets exceed $1 billion on any day, the annual rate of advisory fee for that day is 0.725% on the first $1 billion of Aggregate Net Assets.

**** When Aggregate Net Assets exceed $1.5 billion on any day, the annual rate of advisory fee for that day is 0.700% on the first $1.5 billion of Aggregate Net Assets.

†The fee schedule above became effective as of October 1, 2018.

High Yield Trust (the “fund”)

Effective January 1, 2019, in the “Fund summary – Past performance” section, the Average annual total returns table is replaced in its entirety by the following:

Average Annual Total Returns for Period Ended 12/31/2017

Average annual total returns (%)	1 Year	5 Year	10 Year	Date of Inception
Series I	7.50	4.48	6.36	01/02/97
Series II	7.13	4.23	6.13	01/28/02
Series NAV	7.46	4.52	6.41	02/28/05
Bloomberg Barclays US High Yield 2% Issuer Capped Index* (reflects no deduction for fees, expenses, or taxes)	7.50	5.78	8.09
FTSE High Yield Market Index** (reflects no deduction for fees, expenses, or taxes)	7.05	5.40	7.59

*Prior to January 1, 2019, the fund compared its performance to the FTSE High Yield Market Index. As of this date, to better reflect the universe of investment opportunities based on the fund’s investment strategy, the fund replaced the FTSE High Yield Market Index with the Bloomberg Barclays US High Yield 2% Issuer Capped Index as the benchmark to which the fund compares its performance.

**Formerly known as Citigroup High Yield Market Index.

2

New Income Trust (the “fund”)

At its in-person meeting held on December 11-13, 2018, the Board of Trustees of the Trust approved the closing and liquidation of the fund pursuant to a Plan of Liquidation. As of the close of business on or about December 13, 2018, there are not expected to be any shareholders in the fund, and the fund will be liquidated on such date.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

3

John Hancock Variable Insurance Trust (the “Trust”)
Supplement dated December 13, 2018 to the current

Statement of Additional Information (the “SAI”), as may be supplemented

Effective immediately, the primary address of the series of the Trust (the “funds”), John Hancock Investment Management Services, LLC, and John Hancock Distributors, LLC is changing to 200 Berkeley Street, Boston, MA 02116. Accordingly, all references to 601 Congress Street, Boston, MA 02210 in the SAI are changed to the new address.

New Income Trust (the “fund”)

At its in-person meeting held on December 11-13, 2018, the Board of Trustees of the Trust approved the closing and liquidation of the fund pursuant to a Plan of Liquidation. As of the close of business on or about December 13, 2018, there are not expected to be any shareholders in the fund, and the fund will be liquidated on such date.

You should read this Supplement in conjunction with the SAI and retain it for future reference.